Exhibit 10.1
EXECUTION VERSION

ASSET PURCHASE AGREEMENT
(Tulsa Truck and Rail Equipment)
between
HOLLY REFINING & MARKETING — TULSA LLC
as Seller,
and
HEP TULSA LLC
as Buyer
Dated as of August 1, 2009

Exhibits:

Exhibit A	—	Form of License Agreement
Exhibit B	—	Form of Bill of Sale
Exhibit C	—	Form of Tulsa Equipment and Throughput Agreement
Exhibit D	—	Form of Restated Omnibus Agreement
Exhibit E	—	Form of Purchase Option Agreement

Schedules:

Schedule 1.1	—	Transferred Assets

ASSET PURCHASE AGREEMENT
(Tulsa Truck and Rail Equipment)
     THIS ASSET PURCHASE AGREEMENT (this “Agreement”) dated as of August 1, 2009, is made and entered into by and between Holly Refining & Marketing — Tulsa LLC, a Delaware limited liability company (the “Seller”), and HEP Tulsa LLC, a Delaware limited liability company (the “Buyer”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”
     WHEREAS, on June 1, 2009, the Seller acquired a refinery located in Tulsa, Oklahoma (the “Tulsa Refinery”) from Sunoco, Inc. (R&M) (“Sunoco”);
     WHEREAS, Buyer wishes to purchase certain truck and rail loading/unloading equipment located at the Tulsa Refinery; and
     WHEREAS, the Parties wish to amend certain provisions of the Omnibus Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and in the Omnibus Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINED TERMS
     1.1 Defined Terms. Unless the context expressly requires otherwise, the respective terms defined in this Section 1.1 shall, when used in this Agreement, have the respective meanings herein specified, with each such definition to be equally applicable both to the singular and the plural forms of the term so defined.
     “Action” shall mean any claim, action, suit, investigation, inquiry, proceeding, condemnation or audit by or before any court or other Governmental Entity or any arbitration proceeding.
     “affiliate” means, with respect to a specified person, any other person controlling, controlled by or under common control with that first person. As used in this definition, the term “control” includes (i) with respect to any person having voting securities or the equivalent and elected directors, managers or persons performing similar functions, the ownership of or power to vote, directly or indirectly, voting securities or the equivalent representing 50% or more of the power to vote in the election of directors, managers or persons performing similar functions, (ii) ownership of 50% or more of the equity or equivalent interest in any person and (iii) the ability to direct the business and affairs of any person by acting as a general partner, manager or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, the Seller, on the one hand, and the Buyer, on the other hand, shall not be considered affiliates of each other.
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

     “Agreement” shall have the meaning set forth in the preamble.
     “Ancillary Documents” means, collectively, the Buyer Ancillary Documents and the Seller Ancillary Documents.
     “Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination by any Governmental Entity having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Entity), as interpreted and enforced at the time in question.
     “Arbitrable Dispute” means any and all disputes, Claims, controversies and other matters in question between Seller, on the one hand, and Buyer, on the other hand, arising out of or relating to this Agreement or the alleged breach hereof, or in any way relating to the subject matter of this Agreement regardless of whether (a) allegedly extra-contractual in nature, (b) sounding in contract, tort or otherwise, (c) provided for by Applicable Law or otherwise or (d) seeking damages or any other relief, whether at law, in equity or otherwise.
     “Assumed Liabilities” means all obligations and liabilities of the Seller with respect to the Transferred Assets.
     “Bill of Sale” shall have the meaning set forth in Section 3.2(b).
     “business day” means any day on which banks are open for business in Texas, other than Saturday or Sunday.
     “Buyer” shall have the meaning set forth in the preamble.
     “Buyer Ancillary Documents” means each agreement, document, instrument or certificate to be delivered by the Buyer, or its affiliates, at the Closing pursuant to Section 3.3 hereof and each other document or Contract entered into by the Buyer, or its affiliates, in connection with this Agreement or the Closing.
     “Buyer Indemnified Costs” means (a) any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorneys’ fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Buyer Indemnified Parties incurs and that arise out of or relate to any breach of a representation, warranty or covenant of Seller under this Agreement, and (b) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including reasonable legal fees and expenses, incident to any of the foregoing. Notwithstanding anything in the foregoing to the contrary, Buyer Indemnified Costs shall exclude any and all indirect, consequential, punitive or exemplary damages (other than those that are a result of (x) a
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

third-party claim for such indirect, consequential, punitive or exemplary damages or (y) the gross negligence or willful misconduct of Seller).
     “Buyer Indemnified Parties” means Buyer and each officer, director, partner, manager, employee, consultant, stockholder, and affiliate of Buyer, including, without limitation, the Company.
     “Claim” means any existing or threatened future claim, demand, suit, action, investigation, proceeding, governmental action or cause of action of any kind or character (in each case, whether civil, criminal, investigative or administrative), known or unknown, under any theory, including those based on theories of contract, tort, statutory liability, strict liability, employer liability, premises liability, products liability, breach of warranty or malpractice.
     “Claimant” shall have the meaning set forth in Section 9.5.
     “Closing” shall have the meaning set forth in Section 3.1.
     “Closing Date” shall have the meaning set forth in Section 3.1.
     “Consents” means all notices to, authorizations, consents, Orders or approvals of, or registrations, declarations or filings with, or expiration of waiting periods imposed by, any Governmental Entity, and any notices to, consents or approvals of any other third party, in each case that are required by applicable Law or by Contract in order to consummate the transactions contemplated by this Agreement and the Ancillary Documents.
     “Contract” means any written or oral contract, agreement, indenture, instrument, note, bond, loan, lease, mortgage, franchise, license agreement, purchase order, binding bid or offer, binding term sheet or letter of intent or memorandum, commitment, letter of credit or any other legally binding arrangement, including any amendments or modifications thereof and waivers relating thereto.
     “Effective Time” shall have the meaning set forth in Section 3.1.
     “Encumbrance” means any mortgage, pledge, charge, hypothecation, claim, easement, right of purchase, security interest, deed of trust, conditional sales agreement, encumbrance, interest, option, lien, right of first refusal, right of way, defect in title, encroachments or other restriction, whether or not imposed by operation of Law, any voting trust or voting agreement, stockholder agreement or proxy.
     “Governmental Entity” means any Federal, state, local or foreign court or governmental agency, authority or instrumentality or regulatory body.
     “Holly” means Holly Corporation, a Delaware corporation.
     “Indemnified Costs” means the Buyer Indemnified Costs and the Seller Indemnified Costs, as applicable.
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

     “Indemnified Party” means the Buyer Indemnified Parties and the Seller Indemnified Parties.
     “Indemnifying Party” has the meaning set forth in Section 8.2.
     “knowledge” and any variations thereof or words to the same effect shall mean (i) with respect to the Seller, actual knowledge after reasonable inquiry of the following persons: David L. Lamp and George J. Damiris; and (ii) with respect to the Buyer, actual knowledge after reasonable inquiry of the following persons: David G. Blair and Mark Cunningham.
     “Laws” means all statutes, laws, rules, regulations, Orders, ordinances, writs, injunctions, judgments and decrees of all Governmental Entities.
     “License Agreement” shall have the meaning set forth in Section 3.2(a).
     “Material Adverse Effect” means any adverse change, circumstance, effect or condition in or relating to the assets, financial condition, results of operations, or business of any person that materially affects the business of such person or that materially impedes the ability of any person to consummate the transactions contemplated hereby, other than any change, circumstance, effect or condition in the refining or pipelines industries generally (including any change in the prices of crude oil, natural gas, natural gas liquids, feedstocks or refined products or other hydrocarbon products, industry margins or any regulatory changes or changes in Law) or in United States or global economic conditions or financial markets in general. Any determination as to whether any change, circumstance, effect or condition has a Material Adverse Effect shall be made only after taking into account all effective insurance coverages and effective third-party indemnifications with respect to such change, circumstance, effect or condition.
     “Omnibus Agreement” means that certain Amended and Restated Omnibus Agreement entered into and effective as of June 1, 2009, by and among Holly, Navajo Pipeline Co., L.P., a Delaware limited partnership, Holly Logistic Services, L.L.C., a Delaware limited liability company, HEP Logistics Holdings, L.P., a Delaware limited partnership, the Partnership, HEP Logistics GP, L.L.C., a Delaware limited liability company, and Holly Energy Partners — Operating, L.P., a Delaware limited partnership, and amended and restated as of the Closing Date.
     “Order” means any order, writ, injunction, decree, compliance or consent order or decree, settlement agreement, schedule and similar binding legal agreement issued by or entered into with a Governmental Entity.
     “Partnership” means Holly Energy Partners, L.P., a Delaware limited partnership.
     “Party” and “Parties” shall have the meanings set forth in the preamble.
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

     “Permits” means all material permits, licenses, variances, exemptions, Orders, franchises and approvals of all Governmental Entities necessary for the lawful ownership and operation of the Transferred Assets.
     “Permitted Encumbrances” means (i) statutory liens for current taxes or assessments not yet due or delinquent or the validity of which are being contested in good faith by appropriate proceedings; (ii) mechanics’, carriers’, workers’, repairmen’s, landlord’s and other similar liens imposed by law arising or incurred in the ordinary course of business with respect to charges not yet due and payable; and (iii) such other encumbrances, if any, which were not incurred in connection with the borrowing of money or the advance of credit and which do not materially detract from the value of or interfere with the present use, or any use presently anticipated by the Company, of the property subject thereto or affected thereby, and including without limitation capital leases.
     “person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.
     “Purchase Option Agreement” shall have the meaning set forth in Section 3.2(e).
     “Purchase Price” shall have the meaning set forth in Section 2.2(a).
     “Respondent” shall have the meaning set forth in Section 9.5.
     “Restated Omnibus Agreement” shall have the meaning set forth in Section 3.2(d).
     “Seller” shall have the meaning set forth in the preamble.
     “Seller Ancillary Documents” shall mean each agreement, document, instrument or certificate to be delivered by the Seller, or its affiliates, at the Closing pursuant to Section 3.2 hereof and each other document or Contract entered into by the Seller, or its affiliates, in connection with this Agreement or the Closing.
     “Seller Indemnified Costs” means (a) any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorneys’ fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Seller Indemnified Parties incurs and that arise out of or relate to any breach of a representation, warranty or covenant of Buyer under this Agreement, and (b) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including reasonable legal fees and expenses, incident to any of the foregoing. Notwithstanding anything in the foregoing to the contrary, Seller Indemnified Costs shall exclude any and all indirect, consequential, punitive or exemplary damages (other than those that are a result of (x) a third-party claim for such indirect, consequential, punitive or exemplary damages or (y) the gross negligence or willful misconduct of Buyer).
     “Seller Indemnified Parties” means Seller and each officer, director, partner, manager, employee, consultant, stockholder, and affiliate of Seller, including, without limitation, Holly.
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

     “Sunoco” has the meaning set forth in the preamble.
     “third-party action” has the meaning set forth in Section 8.2.
     “Transferred Assets” means the assets described in Schedule 1.1; provided that for the sake of clarity, in no event shall the Transferred Assets include or be deemed to include any interest in or to the real property on which such Transferred Assets are situated, whether as fee title, a leasehold interest, or otherwise.
     “Tulsa APA” means that certain Asset Sale and Purchase Agreement, dated April 15, 2009, by and between the Seller (formerly known as Holly Refining & Marketing-MidCon, L.L.C.) and Sunoco.
     “Tulsa Equipment and Throughput Agreement” shall have the meaning set forth in Section 3.2(c).
     “Tulsa Refinery” has the meaning set forth in the preamble.
ARTICLE II
TRANSFER OF ASSETS, ASSUMPTION OF
LIABILITIES AND AGGREGATE CONSIDERATION
     2.1 Sale of Assets and Assumption of Liabilities. Subject to all of the terms and conditions of this Agreement, Seller hereby sells, assigns, transfers and conveys to the Buyer, and the Buyer hereby purchases and acquires from the Seller, the Transferred Assets, free and clear of all Encumbrances, other than Permitted Encumbrances. Buyer hereby assumes all of the Assumed Liabilities.
     2.2 Consideration.
          (a) The aggregate consideration to be paid by the Buyer for the Transferred Assets shall be $17,500,000 (the “Purchase Price”).
          (b) The Purchase Price shall be paid at the Closing by wire transfer of immediately available funds to the accounts specified by Seller.
ARTICLE III
CLOSING
     3.1 Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place simultaneously with the execution of this Agreement. The date of the Closing is referred to herein as the “Closing Date” and the Closing is deemed to be effective as of 12:01 a.m., Dallas, Texas time, on the Closing Date (the “Effective Time”).
     3.2 Deliveries by the Seller. At the Closing, the Seller shall deliver, or cause to be delivered, to the Buyer the following:
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

          (a) A counterpart to the equipment sites, access and rail line license agreement substantially in the form of Exhibit A attached hereto (the “License Agreement”), duly executed by the Seller.
          (b) The bill of sale and assignment substantially in the form of Exhibit B attached hereto (the “Bill of Sale”), duly executed by the Seller.
          (c) A counterpart of the equipment and throughput agreement substantially in the form of Exhibit C attached hereto (the “Tulsa Equipment and Throughput Agreement”), duly executed by the Seller.
          (d) A counterpart of the second amended and restated omnibus agreement substantially in the form of Exhibit D attached hereto (the “Restated Omnibus Agreement”), duly executed by Holly and each applicable subsidiary of Holly (excluding the Partnership, HEP Logistics Holdings, L.P., Holly Logistic Services, L.L.C. and their subsidiaries).
          (e) A counterpart of the purchase option agreement substantially in the form of Exhibit E attached hereto (the “Purchase Option Agreement”), duly executed by the Seller.
          (f) Evidence in form and substance reasonably satisfactory to the Buyer of the release and termination of all Encumbrances on the Transferred Assets, other than Permitted Encumbrances.
     3.3 Deliveries by the Buyer. At the Closing, the Buyer shall deliver, or cause to be delivered, to the Seller the following:
          (a) The Purchase Price as provided in Section 2.2(b).
          (b) A counterpart to the License Agreement, duly executed by the Buyer.
          (c) A counterpart to the Tulsa Equipment and Throughput Agreement, duly executed by the Buyer.
          (d) A counterpart of the Restated Omnibus Agreement, duly executed by the Partnership, HEP Logistics Holdings, L.P., Holly Logistic Services, L.L.C. and each applicable subsidiary of such entities.
          (e) A counterpart to the Purchase Option Agreement, duly executed by the Buyer.
     3.4 Prorations. On the Closing Date, or as promptly as practicable following the Closing Date, but in no event later than 60 calendar days thereafter, the real, if any, and personal property taxes with respect to the Transferred Assets shall be prorated between the Buyer, on the one hand, and the Seller, on the other hand, effective as of the Effective Time with the Seller being responsible for amounts related to the period prior to but excluding the Effective Time and the Buyer being responsible for amounts related to the period at and after
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

the Effective Time. If the final property tax rate or final assessed value for the current tax year is not established by the Closing Date, the prorations shall be made on the basis of the rate or assessed value in effect for the preceding tax year and shall be adjusted when the exact amounts are determined. All such prorations shall be based upon the most recent available assessed value available prior to the Closing Date.
     3.5 Closing Costs; Transfer Taxes and Fees.
          (a) Allocation of Costs. In the event any sales tax arises out of the transfer of the Transferred Assets pursuant to this Agreement, then the Buyer shall pay the cost of all such sales taxes; provided, however, that the Purchase Price shall first be reduced such that the sum of the reduced Purchase Price plus the amount of sales taxes to be paid by Buyer equal $17,500,000, and Seller shall return to Buyer an amount in cash equal to the reduction in the Purchase Price.
          (b) Reimbursement. If the Buyer, on the one hand, or the Seller, on the other hand, pays any tax agreed to be borne by the other Party under this Agreement, such other Party shall promptly reimburse the paying Party for the amounts so paid. If any Party receives any tax refund or credit applicable to a tax paid by another Party hereunder, the receiving Party shall promptly pay such amounts to the Party entitled thereto.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLER
     The Seller hereby represents and warrants to the Buyer that as of the date of this Agreement:
     4.1 Organization. Seller is an entity duly organized, validly existing and in good standing under the Laws of its state of organization.
     4.2 Authorization. Seller has full limited liability company power and authority to execute, deliver, and perform this Agreement and any Seller Ancillary Documents to which it is a party. The execution, delivery, and performance by the Seller of this Agreement and the Seller Ancillary Documents and the consummation by the Seller of the transactions contemplated hereby and thereby, have been duly authorized by all necessary limited liability company action of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes, and each such Seller Ancillary Document executed or to be executed by the Seller has been, or when executed will be, duly executed and delivered by the Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Seller, enforceable against it in accordance with their terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting creditors’ rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

     4.3 No Conflicts or Violations; No Consents or Approvals Required. The execution, delivery and performance by the Seller of this Agreement and the other Seller Ancillary Documents to which it is a party does not, and the consummation of the transactions contemplated hereby and thereby will not, (a) violate, conflict with, or result in any breach of any provision of the Seller’s organizational documents or (b) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate in any material respect any applicable Law or material contract binding upon the Seller. No Consent of any Governmental Entity or any other person is required for the Seller in connection with the execution, delivery and performance of this Agreement and the Seller Ancillary Documents to which the Seller is a party or the consummation of the transactions contemplated hereby or thereby.
     4.4 Absence of Litigation. There is no Action pending or, to the knowledge of the Seller, threatened against the Seller or any of its affiliates relating to the transactions contemplated by this Agreement or the Ancillary Documents or the Transferred Assets or which, if adversely determined, would reasonably be expected to materially impair the ability of the Seller to perform its obligations and agreements under this Agreement or the Seller Ancillary Documents and to consummate the transactions contemplated hereby and thereby or that would constitute Assumed Liabilities.
     4.5 Title to Transferred Assets.
          (a) The Seller has good and indefeasible title to the Transferred Assets, subject to all Permitted Encumbrances, recorded matters and all physical conditions in existence on the Closing Date, plus any other such matters as the Buyer may approve, which approval will not be unreasonably withheld. The Seller does hereby represent that it knows of no material title defect affecting any of the Transferred Assets, arising by, through or under the Seller.
          (b) There has not been granted to any person, and no person possesses, any right of first refusal to purchase any of the Transferred Assets, except pursuant to this Agreement and the Omnibus Agreement.
     4.6 Brokers and Finders. No investment banker, broker, finder, financial advisor or other intermediary has been retained by or is authorized to act on behalf of the Seller who is entitled to receive from the Buyer any fee or commission in connection with the transactions contemplated by this Agreement.
     4.7 WAIVERS AND DISCLAIMERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES AND OTHER COVENANTS AND AGREEMENTS MADE BY THE PARTIES IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS AND THE OMNIBUS AGREEMENT, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES,
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (I) THE VALUE, NATURE, QUALITY OR CONDITION OF THE TRANSFERRED ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE TRANSFERRED ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE TRANSFERRED ASSETS, (II) THE INCOME TO BE DERIVED FROM THE TRANSFERRED ASSETS, (III) THE SUITABILITY OF THE TRANSFERRED ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (IV) THE COMPLIANCE OF OR BY THE TRANSFERRED ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (V) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE TRANSFERRED ASSETS. EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE TRANSFERRED ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE OMNIBUS AGREEMENT, EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE TRANSFER AND CONVEYANCE OF THE TRANSFERRED ASSETS SHALL BE MADE IN AN “AS IS,” “WHERE IS” CONDITION WITH ALL FAULTS, AND THE TRANSFERRED ASSETS ARE TRANSFERRED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE THE TRANSFER AND CONVEYANCE OF THE TRANSFERRED ASSETS OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE TRANSFERRED ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE OMNIBUS AGREEMENT.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE BUYER
     The Buyer hereby represents and warrants to the Seller that as of the date of this Agreement:
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

     5.1 Organization. The Buyer is an entity duly organized, validly existing and in good standing under the Laws of its state of organization.
     5.2 Authorization. The Buyer has full limited liability company power and authority to execute, deliver, and perform this Agreement and any Buyer Ancillary Documents to which it is a party. The execution, delivery, and performance by the Buyer of this Agreement and the Buyer Ancillary Documents and the consummation by the Buyer of the transactions contemplated hereby and thereby, have been duly authorized by all necessary liability company action of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes, and each such Buyer Ancillary Document executed or to be executed the Buyer has been, or when executed will be, duly executed and delivered by the Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Buyer, enforceable against it in accordance with their terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting creditors’ rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.
     5.3 No Conflicts or Violations; No Consents or Approvals Required. The execution, delivery and performance by the Buyer of this Agreement and the Buyer Ancillary Documents to which it is a party does not, and consummation of the transactions contemplated hereby and thereby will not, (i) violate, conflict with, or result in any breach of any provisions of the Buyer’s organizational documents or (ii) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate any applicable Law or material contract binding upon the Buyer. No Consent of any Governmental Entity or any other person is required for the Buyer in connection with the execution, delivery and performance of this Agreement and the other Buyer Ancillary Documents to which the Buyer is a party or the consummation of the transactions contemplated hereby and thereby.
     5.4 Absence of Litigation. There is no Action pending or, to the knowledge of the Buyer, threatened against the Buyer or any of its affiliates relating to the transactions contemplated by this Agreement or the Ancillary Documents or which, if adversely determined, would reasonably be expected to materially impair the ability of the Buyer to perform its obligations and agreements under this Agreement or the Buyer Ancillary Documents and to consummate the transactions contemplated hereby and thereby.
     5.5 Brokers and Finders. No investment banker, broker, finder, financial advisor or other intermediary has been retained by or is authorized to act on behalf of the Buyer who is entitled to receive from the Seller any fee or commission in connection with the transactions contemplated by this Agreement.
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

ARTICLE VI
COVENANTS
     6.1 Cooperation. The Seller shall cooperate with the Buyer and assist the Buyer in identifying all licenses, authorizations, permissions or Permits necessary to own and operate the Transferred Assets from and after the Closing Date and, where permissible, transfer existing Permits to the Buyer, or, where not permissible, assist the Buyer in obtaining new Permits at no cost, fee or liability to the Seller.
     6.2 Additional Agreements. Subject to the terms and conditions of this Agreement, the Ancillary Documents and the Omnibus Agreement, each of the Parties shall use its commercially reasonable efforts to do, or cause to be taken all action and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the Parties and their duly authorized representatives shall use commercially reasonable efforts to take all such action.
ARTICLE VII
ADDITIONAL AGREEMENTS
     7.1 Further Assurances. After the Closing, each Party shall take such further actions, including obtaining consents to assignment from third parties, and execute such further documents as may be necessary or reasonably requested by the other Party in order to effectuate the intent of this Agreement and the Ancillary Documents and to provide such other Party with the intended benefits of this Agreement and the Ancillary Documents.
ARTICLE VIII
INDEMNIFICATION
     8.1 Indemnification of Buyer and Seller. From and after the Closing and subject to the provisions of this Article VIII, (i) Seller agrees to indemnify and hold harmless the Buyer Indemnified Parties from and against any and all Buyer Indemnified Costs and (ii) Buyer agrees to indemnify and hold harmless the Seller Indemnified Parties from and against any and all Seller Indemnified Costs.
     8.2 Defense of Third-Party Claims. An Indemnified Party shall give prompt written notice to Seller or Buyer, as applicable (the “Indemnifying Party”), of the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a “third-party action”) in respect of which such Indemnified Party seeks indemnification hereunder. Any failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it, he, or she may have to such Indemnified Party under this Article VIII unless the failure to give such notice materially and adversely prejudices the Indemnifying Party. The Indemnifying Party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

          (a) The Indemnified Party shall be entitled, at its own expense, to participate in the defense of such third-party action (provided, however, that the Indemnifying Party shall pay the attorneys’ fees of the Indemnified Party if (i) the employment of separate counsel shall have been authorized in writing by any the Indemnifying Party in connection with the defense of such third-party action, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to have charge of such third-party action, (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, or (iv) the Indemnified Party’s counsel shall have advised the Indemnified Party in writing, with a copy delivered to the Indemnifying Party, that there is a material conflict of interest that could violate applicable standards of professional conduct to have common counsel);
          (b) The Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party or if, in the opinion of the Indemnified Party, such settlement, compromise, admission, or acknowledgment could have a material adverse effect on its business;
          (c) The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such third-party action; and
          (d) The Indemnifying Party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action (i) as to which the Indemnifying Party fails to assume the defense within a reasonable length of time or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Indemnified Party; provided, however, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent of such Indemnifying Party.
The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article VIII and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.
     8.3 Direct Claims. In any case in which an Indemnified Party seeks indemnification hereunder which is not subject to Section 8.2 because no third-party action is involved, the Indemnified Party shall notify the Indemnifying Party in writing of any Indemnified Costs which such Indemnified Party claims are subject to indemnification under the terms hereof.
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

Subject to the limitations set forth in Section 8.4(a), the failure of the Indemnified Party to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay materially prejudices the position of the Indemnifying Party with respect to such claim.
     8.4 Limitations. The following provisions of this Section 8.4 shall limit the indemnification obligations hereunder:
          (a) Limitation as to Time. The Indemnifying Party shall not be liable for any Indemnified Costs pursuant to this Article VIII unless a written claim for indemnification in accordance with Section 8.2 or Section 8.3 is given by the Indemnified Party to the Indemnifying Party with respect thereto on or before 5:00 p.m., Dallas, Texas time, on the second anniversary of the Closing Date.
          (b) Sole and Exclusive Remedy. Each Party acknowledges and agrees that, after the Closing Date, notwithstanding any other provision of this Agreement to the contrary, the Buyer’s and the other Buyer Indemnified Parties’ and the Seller’s and the other Seller Indemnified Parties’ sole and exclusive remedy with respect to the Indemnified Costs shall be in accordance with, and limited by, the provisions set forth in this Article VIII. The Parties further acknowledge and agree that the foregoing is not the remedy for and does not limit the Parties’ remedies for matters covered by the indemnification provisions contained in the Omnibus Agreement or the Tulsa Equipment and Throughput Agreement.
     8.5 Tax Related Adjustments. Seller and Buyer agree that any payment of Indemnified Costs made hereunder will be treated by the parties on their tax returns as an adjustment to the Purchase Price.
ARTICLE IX
MISCELLANEOUS
     9.1 Expenses. Except as provided in Section 3.4 of this Agreement, or as provided in the Ancillary Documents or the Omnibus Agreement, all costs and expenses incurred by the Parties in connection with the consummation of the transactions contemplated hereby shall be borne solely and entirely by the Party which has incurred such expense.
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

     9.2 Notices.
          (a) Any notice or other communication given under this Agreement shall be in writing and shall be (i) delivered personally, (ii) sent by documented overnight delivery service, (iii) sent by email transmission, or (iv) sent by first class mail, postage prepaid (certified or registered mail, return receipt requested). Such notice shall be deemed to have been duly given (x) if received, on the date of the delivery, with a receipt for delivery, (y) if refused, on the date of the refused delivery, with a receipt for refusal, or (z) with respect to email transmissions, on the date the recipient confirms receipt. Notices or other communications shall be directed to the following addresses:
          Notices to the Seller:
Holly Refining & Marketing — Tulsa LLC
100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Attention: David L. Lamp
Email address: president@hollycorp.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:
Holly Refining & Marketing — Tulsa LLC
100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Attention: General Counsel
Email address: generalcounsel@hollycorp.com
          Notices to the Buyer:
HEP Tulsa LLC
100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Attention: David G. Blair
Email address: SVP-HEP@hollyenergy.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:
HEP Tulsa LLC
100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Attention: General Counsel
Email address: generalcounsel@hollycorp.com
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

          (b) Either Party may at any time change its address for service from time to time by giving notice to the other Party in accordance with this Section 9.2.
     9.3 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced under applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.
     9.4 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state.
     9.5 Arbitration Provision. Any and all Arbitrable Disputes must be resolved through the use of binding arbitration using three arbitrators, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as supplemented to the extent necessary to determine any procedural appeal questions by the Federal Arbitration Act (Title 9 of the United States Code). If there is any inconsistency between this Section 9.5 and the Commercial Arbitration Rules or the Federal Arbitration Act, the terms of this Section 9.5 will control the rights and obligations of the Parties. Arbitration must be initiated within the time limits set forth in this Agreement, or if no such limits apply, then within a reasonable time or the time period allowed by the applicable statute of limitations. Arbitration may be initiated by a Party (“Claimant”) serving written notice on the other Party (“Respondent”) that the Claimant elects to refer the Arbitrable Dispute to binding arbitration. Claimant’s notice initiating binding arbitration must identify the arbitrator Claimant has appointed. The Respondent shall respond to Claimant within thirty (30) days after receipt of Claimant’s notice, identifying the arbitrator Respondent has appointed. If the Respondent fails for any reason to name an arbitrator within the 30-day period, Claimant shall petition the American Arbitration Association for appointment of an arbitrator for Respondent’s account. The two arbitrators so chosen shall select a third arbitrator within thirty (30) days after the second arbitrator has been appointed. The Claimant will pay the compensation and expenses of the arbitrator named by it, and the Respondent will pay the compensation and expenses of the arbitrator named by or for it. The costs of petitioning for the appointment of an arbitrator, if any, shall be paid by Respondent. The Claimant and Respondent will each pay one-half of the compensation and expenses of the third arbitrator. All arbitrators must (i) be neutral parties who have never been officers, directors or employees of any of Seller, Buyer or any of their Affiliates and (ii) have not less than seven (7) years experience in the energy industry. The hearing will be conducted in Dallas, Texas and commence within thirty (30) days after the selection of the third arbitrator. Seller, Buyer and the arbitrators shall proceed diligently and in good faith in order that the award may be made as promptly as possible. Except as provided in the Federal
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

Arbitration Act, the decision of the arbitrators will be binding on and non-appealable by the Parties hereto. The arbitrators shall have no right to grant or award indirect, consequential, punitive or exemplary damages of any kind. The Arbitrable Disputes may be arbitrated in a common proceeding along with disputes under other agreements between Seller, Buyer or their Affiliates to the extent that the issues raised in such disputes are related. Without the written consent of the Parties, no unrelated disputes or third party disputes may be joined to an arbitration pursuant to this Agreement.
     9.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.
     9.7 Assignment of Agreement. At any time, the Parties may make a collateral assignment of their rights under this Agreement to any of their bona fide lenders or debt holders, or a trustee or a representative for any of them, and the non-assigning Parties shall execute an acknowledgment of such collateral assignment in such form as may from time to time be reasonably requested; provided, however, that unless written notice is given to the non-assigning Party that any such collateral assignment has been foreclosed upon, such non-assigning Party shall be entitled to deal exclusively with the Buyer or the Seller, as the case may be, as to any matters arising under this Agreement, the Ancillary Documents or the Omnibus Agreement (other than for delivery of notices required by any such collateral assignment). Except as otherwise provided in this Section 9.7, neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any Party without the prior written consent of the other Party hereto.
     9.8 Captions. The captions in this Agreement are for purposes of reference only and shall not limit or otherwise affect the interpretation hereof.
     9.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     9.10 Director and Officer Liability. The directors, managers, officers, partners and stockholders of the Buyer, the Seller and their respective affiliates shall not have any personal liability or obligation arising under this Agreement (including any claims that another party may assert) other than as an assignee of this Agreement or pursuant to a written guarantee.
     9.11 Integration. This Agreement, the Ancillary Documents and the Omnibus Agreement supersede any previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This Agreement, the Ancillary Documents and the Omnibus Agreement contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement, the Ancillary Documents or the Omnibus Agreement unless it is contained in a
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

written amendment hereto or thereto and executed by the Parties hereto or thereto after the date of this Agreement, the Ancillary Documents or the Omnibus Agreement.
     9.12 Effect of Agreement. The Parties ratify and confirm that except as otherwise expressly provided herein, in the event this Agreement conflicts in any way with the Omnibus Agreement, the terms and provisions of the Omnibus Agreement shall control.
     9.13 Amendment; Waiver. This Agreement may be amended only in a writing signed by all parties hereto. Any waiver of rights hereunder must be set forth in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive any party’s rights at any time to enforce strict compliance thereafter with every term or condition of this Agreement.
     9.14 Survival of Representations and Warranties. The representations and warranties set forth in this Agreement shall survive the Closing until 5:00 p.m., Dallas, Texas time, on the second anniversary of the Closing Date, except that the representations and warranties contained in Sections 4.1 (Organization), 4.2 (Authorization), 4.5 (Title to Transferred Assets), 4.7 (Waivers and Disclaimers), 5.1 (Organization) and 5.2 (Authorization) shall survive until the expiration of the applicable statute of limitations; provided, however, that any representation and warranty that is the subject of a claim for indemnification hereunder which claim was timely made pursuant to Section 8.4(a) shall survive with respect to such claim until such claim is finally paid or adjudicated.
ARTICLE X
INTERPRETATION
     10.1 Interpretation. It is expressly agreed that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision hereof or who supplied the form of Agreement. Each Party agrees that this Agreement has been purposefully drawn and correctly reflects its understanding of the transaction that this Agreement contemplates. In construing this Agreement:
          (a) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
          (b) the word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions;
          (c) a defined term has its defined meaning throughout this Agreement and each Exhibit, Annex or Schedule to this Agreement, regardless of whether it appears before or after the place where it is defined;
          (d) each Exhibit, Annex and Schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

Agreement and any Exhibit, Annex or Schedule, the provisions of the main body of this Agreement shall prevail;
          (e) the term “cost” includes expense and the term “expense” includes cost;
          (f) the headings and titles herein are for convenience only and shall have no significance in the interpretation hereof;
          (g) the inclusion of a matter on a Schedule in relation to a representation or warranty shall not be deemed an indication that such matter necessarily would, or may, breach such representation or warranty absent its inclusion on such Schedule;
          (h) any reference to a statute, regulation or Law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder;
          (i) currency amounts referenced herein, unless otherwise specified, are in U.S. Dollars;
          (j) unless the context otherwise requires, all references to time shall mean time in Dallas, Texas;
          (k) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified; and
          (l) if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).
     10.2 References, Gender, Number. All references in this Agreement to an “Article,” “Section,” “subsection,” “Exhibit” or “Schedule” shall be to an Article, Section, subsection, Exhibit or Schedule of this Agreement, unless the context requires otherwise. Unless the context clearly requires otherwise, the words “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby,” or words of similar import shall refer to this Agreement as a whole and not to a particular Article, Section, subsection, clause or other subdivision hereof. Cross references in this Agreement to a subsection or a clause within a Section may be made by reference to the number or other subdivision reference of such subsection or clause preceded by the word “Section.” Whenever the context requires, the words used herein shall include the masculine, feminine and neuter gender, and the singular and the plural.
[The Remainder of this Page is Intentionally Left Blank]
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

BUYER: HEP TULSA LLC
By:	/s/ David G. Blair
David G. Blair
Senior Vice President

SELLER: HOLLY REFINING & MARKETING — TULSA LLC
By:	/s/ David L. Lamp
David L. Lamp
President

Signature Page
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC
Asset Purchase Agreement

EXHIBIT A
Form of License Agreement

A-1

STATE:	Oklahoma
COUNTY:	Tulsa
Equipment Sites, Access and Rail Line License Agreement
(Tulsa Truck and Rail Equipment — Tulsa County, Oklahoma)
Holly Refining & Marketing — Tulsa LLC
to
HEP Tulsa LLC
     This Equipment Sites, Access and Rail Line License Agreement (Tulsa Truck and Rail Equipment — Tulsa County, Oklahoma) (this “Agreement”), dated effective for all purposes as of 12:01 a.m. Dallas, Texas time on August 1, 2009 (the “Effective Time”), is made and entered into by and between Holly Refining & Marketing — Tulsa LLC, a Delaware limited liability company, whose address is 100 Crescent Court, Suite 1600, Dallas, Texas 75201-6927 (“Licensor”), and HEP Tulsa LLC, a Delaware limited liability company, whose address is 100 Crescent Court, Suite 1600, Dallas, Texas 75201 (“Licensee”).
WITNESSETH:
     For and in consideration of the amounts paid by Licensee to Licensor and other good and valuable consideration, the receipt and sufficiency of which Licensor hereby acknowledges, Licensor hereby grants and conveys unto Licensee an exclusive license (the “Equipment Sites License”) to use those certain tracts of real property more particularly described on Exhibit A attached hereto (the “Equipment Sites”) for the purpose of the use, operation, maintenance, construction, re-construction and presence of the Equipment (as hereinafter defined). As used herein, the term “Equipment” means, individually or collectively as the context may require, certain truck and rail loading/unloading equipment now or hereafter situated on the Equipment Sites.
     Licensor hereby further grants and conveys unto Licensee a non-exclusive license (the “Access License”) to use the roads, rights-of-way, entrances, exits, walkways, and parking areas situated on that certain real property more particularly described on Exhibit B attached hereto (the “Refinery Site”) for the purpose of vehicular and pedestrian ingress, egress and access, and all other areas at the Refinery Site from time to time used for pedestrian and vehicular use, all to the extent necessary to access any of the Equipment and so long as Licensee’s use of such License rights does not unreasonably interfere with the use of the Refinery Site by Licensor; provided that the Access License shall be subject to any reasonable rules, regulations and requirements imposed by Licensor from time to time with respect to the use of the roads, rights-of-way, entrances, exits, walkways and parking areas situated on the Refinery Site, including without limitation coordinating Licensee’s use thereof.
     Licensor hereby further grants and conveys unto Licensee a conditional non-exclusive rail line license (the “Rail Line License” and, together with the Equipment Sites License and the Access License, the “Licenses”) to use the rail lines situated on the Refinery Site and owned by

1

Licensor, all to the extent necessary to utilize any Equipment, so long as Licensee’s use of such License rights does not unreasonably interfere with the use of the Refinery Site by Licensor, and subject to any reasonable rules, regulations and requirements imposed by Licensor with respect to the use of the rail lines on the Refinery Site, including without limitation coordinating Licensee’s use thereof; provided, however, the Rail Line License shall be suspended during any period that the Throughput Agreement (defined below) is in effect, and during such periods Licensee shall have no right to utilize the rail lines situated on the Refinery Site.
Licensor’s grant of the Licenses hereunder is subject to all Permitted Encumbrances related to the Equipment and the Refinery Site, to the extent applicable. As used herein, the term “Permitted Encumbrances” shall mean:
     (i) All legal requirements that govern or apply to the ownership, operation or transfer of such property;
     (ii) Any lien for taxes that are not yet due and payable;
     (iii) Materialmen’s, mechanic’s, repairmen’s, employees’, contractors’, tax and other similar liens or charges arising in the ordinary course of business for obligations that are not delinquent or that will be paid and discharged in the ordinary course of business or, if delinquent, that are being contested in good faith by appropriate action;
     (iv) Preferential rights to purchase and required third party consents to assignments and similar agreements with respect to which waivers or consents are obtained from the appropriate parties;
     (v) All rights reserved to or vested in any governmental, statutorial or public authority to control or regulate any such property;
     (vi) All easements, restrictions, reservations and covenants now of record;
     (vii) Any matters that are waived without reservation in writing by Assignee or otherwise released or satisfied by Assignor on or prior to the Effective Time; and
     (viii) Any encumbrances that do not materially impair the continued use and operation of any of the Equipment to which they relate and do not materially affect the value of the Equipment to which they relate.
     Licensee shall be permitted to pledge or collaterally assign its rights in and to this Agreement to any lender or creditor of Licensee who has a security interest in all or any part of the Equipment (each, together with such party’s successors, assigns, and designees, a “Licensee’s Lender”). This Agreement shall be binding upon and shall inure to the benefit of Licensee and its successors and assigns, including without limitation, any Licensee’s Lender, and Licensor agrees to be bound under this Agreement to any such successor or assign, including any Licensee’s Lender, as if the Licenses were originally granted to such successor or assign. Without limiting the generality of the foregoing, if any Licensee’s Lender acquires all or any part of the Equipment pursuant to a security interest in the Equipment granted by Licensee in favor of Licensee’s Lender, whether by foreclosure, transfer in lieu of foreclosure or otherwise, then (i)

2

this Agreement shall be automatically assigned to such Licensee’s Lender with respect to the Equipment acquired by such Licensee’s Lender and Licensor shall recognize such Licensee’s Lender as the “Licensee” hereunder with respect to such Equipment, and (ii) if requested by Licensee’s Lender, Licensor shall enter into a new license agreement with Licensee’s Lender with respect to the Equipment acquired by such Licensee’s Lender on substantially the same terms and conditions as this Agreement, including without limitation the right of the “Licensee” to convert this Agreement into the Converted Easement (as hereinafter defined).
     This Agreement shall be binding upon and inure to the benefit of Licensor and its successors and assigns to the extent such successors and assigns control, are controlled by, or are under common control with, Licensor. Licensor agrees to give Licensee not less than 60 days’ prior written notice of Licensor’s intent to sell or otherwise transfer its rights in and to all or any part of the Refinery Site to a third-party. In the event of such a transfer to a third-party, Licensor shall use commercially reasonable efforts to obtain the agreement of such third-party to assume the obligations of Licensor under this Agreement with respect to any of the Equipment affected by the transfer to such third-party.
     At any time after the expiration or termination of that certain Tulsa Equipment and Throughput Agreement dated as of August 1, 2009, by and between Licensor and Licensee, as amended or modified (the “Throughput Agreement”), Licensee shall have the right, in its sole discretion, to convert this Agreement and the Licenses granted herein into a perpetual easement (the “Converted Easement”) on the same terms and conditions as this Agreement, except that the Converted Easement shall be perpetual in nature subject to the express termination provisions set forth herein. Upon Licensee’s election, Licensor and Licensee shall execute and acknowledge such Converted Easement, and thereafter Licensee shall have the right to record the Converted Easement in the real property records of the county in which the Equipment Sites and Refinery Site are located.
     The Licenses granted hereunder are coupled with an interest. Accordingly, this Agreement may not be terminated in whole or in part except (a) with the mutual consent of Licensor and Licensee, (b) if Licensor purchases or otherwise acquires or obtains ownership of all or any part of the Equipment, in which event this Agreement shall automatically terminate with respect to such acquired Equipment, (c) if any Equipment is destroyed and not rebuilt, dismantled, removed, or moved from the location on which it existed as of the Effective Time, in which event this Agreement shall automatically terminate with respect to any such Equipment, (d) if Licensee (or its successors or assigns) no longer owns all or any part of the Equipment for any other reason, in which event this Agreement shall automatically terminate with respect to any such Equipment no longer owned by Licensee (or its successors or assigns); or (e) if Licensee becomes fee title owner of any Equipment Sites, in which event this Agreement shall automatically terminate with respect to any Equipment situated on the Equipment Sites so owned by Licensee.
     Licensor and Licensee agree to execute, acknowledge and deliver to each other such additional instruments, notices and documents, and to do all such other and further acts and things, as may be reasonably necessary or useful to more fully and effectively evidence and effect the grant and conveyance by Licensor to Licensee of the Licenses granted hereunder or intended to be so granted. Without limiting the generality of the foregoing, if this Agreement (or

3

any Converted Easement) automatically terminates with respect to any or all of the Equipment, Licensor shall be permitted, and Licensee hereby authorizes Licensor, to file or record any instrument in any public records as Licensor deems to be appropriate evidencing such termination in whole or in part of this Agreement; Licensee hereby acknowledges and agrees that any such instrument does not need to be executed or notarized by Licensee to be effective.
     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Oklahoma without regard to any conflicts of law rule that would direct application of the laws of another jurisdiction. All Exhibits attached hereto are hereby made a part hereof and incorporated herein by this reference. References in such Exhibits to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in such Exhibits are to the appropriate records of the counties in which the Licenses are located. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     Separate grants of certain parts of the Licenses may be executed on officially approved forms by Licensor to Licensee in sufficient counterparts to satisfy applicable statutory and regulatory requirements. Any such separate assignments or counterparts shall be deemed to contain all of the exceptions, reservations, rights, titles, powers and privileges set forth herein as fully as though they were set forth in each such assignment or counterpart. The interests conveyed by such separate assignments or counterparts are the same, and not in addition to, the Licenses conveyed herein.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

4

     EXECUTED effective for all purposes as of the Effective Time.

LICENSOR: HOLLY REFINING & MARKETING — TULSA LLC, a Delaware limited liability company
By:
	Name:	David L. Lamp
	Title:	President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on                     , 2009 by David L. Lamp, President of Holly Refining & Marketing — Tulsa LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

[Signature Page to Equipment Sites and Access License Agreement]

LICENSEE: HEP TULSA LLC, a Delaware limited liability company
By:
	Name:	David G. Blair
	Title:	Senior Vice President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on                     , 2009 by David G. Blair, Senior Vice President of HEP Tulsa LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

List Of Exhibits:
Exhibit A —Equipment Sites
Exhibit B — Refinery Site
[Signature Page to Equipment Sites and Access License Agreement]

EXHIBIT A
EQUIPMENT SITES
Lube Oil Rail Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08“W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 1893.74 FEET AND N88°27’52“E 261.85 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°19’08“W 52.91 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°40’52“E 15.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N00°19’08“W 6.00 FEET TO A CORNER OF THIS TRACT; THEN N89°40’52“E 9.0 FEET TO A CORNER OF THIS TRACT; THEN S00°19’08“E 6.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N89°40’52’’E PARALLEL TO EXISTING RAIL ROAD TRACKS A DISTANCE OF 339.08 FEET TO A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 356.35 FEET, A CHORD BEARS N69°07’44’’E A DISTANCE OF 215.13 FEET, THE ARC DISTANCE OF 218.54 TO A CORNER ON THIS TRACT; THEN N44°39’23“E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 15.49 FEET; THEN S44°34’23’’E 13.00 FEET TO THE MOST EASTERLY CORNER OF THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 534.24 FEET, A CHORD BEARS S51°56’12“W A DISTANCE OF 148.75 FEET, THE ARC DISTANCE OF 149.23 FEET TO A CORNER ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 377.33 FEET, A CHORD BEARS S75°25’55“W A DISTANCE OF 158.55 FEET, THE ARC DISTANCE OF 159.74 FEET TO A CORNER ON THIS TRACT; THEN S89°40’52“W PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 313.24 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.60 ACRES MORE OR LESS.
     As depicted in Drawing Number 1, shown on the next page.

Depiction

S44°34'23"E 13.00'
N44°39'23"E 15.49'
R=356.35' L=218.54' CHD. BRG.=N69°07'44"E CH. DIST.=215.13'
N00°19'08"W 6.00'
N89°40'52"E 9.00'
S00°19'08"E 6.00'
N89°40'52"E 15.00'
N89°40'52"E - 339.08'
R=534.24' L=149.23' CHD. BRG.=S51°56'12"W CH. DIST.=148.75'
PUMP
0.60 ACRES
RAILROAD TRACKS
LUBE OIL RAIL RACK
N00°19'08"W 52.91'
R=377.33' L=159.74' CHD. BRG.=S75°25'55"W CH. DIST.=158.55'
P.O.B.
S89°40'52"W - 313.24'
N88°27'52"E 261.85'
N01°32'08"W 1893.74'
10 11
15 14
"X" CHISLED IN CONC. (SEE NOTE 3)
50 0 50 100 FEET
Scale:1"=50'

DESCRIPTION

NOTE:

1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST
3. A MAGNETIC NAIL AT THE SOUTH QUARTER CORNER OF SECTION 10 BEARS S88°31'26"W 2649.14 FEET.

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

PROFESSIONAL LAND SURVEYOR 1430 OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#1

LUBE OIL RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_9

Wax Rail Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 691.7 FEET AND N01°28’34“W 2010.63 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN N00°59’54“W 34.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°00’06“E PARALLEL TO EXISTING RAILROAD TRACKS A DISTANCE OF 294.40 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°59’54“E 34.00 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°00’06“W PARALLEL TO SAID RAILROAD TRACKS AT 137.40 FEET AN EXISTING BUILDING CORNER, IN ALL 294.40 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.23 ACRES MORE OR LESS.
As depicted in Drawing Number 2, shown on the next page.

Depiction

N89°00'06"E - 294.40'
RAILROAD TRACKS
WAX RAIL RACK
0.23 ACRES
N00°59'54"W
34.00'
S00°59'54"E
34.00'
S89°00'06"W - 294.40'
P.O.B.
157.00'
137.40'
EXISTING BUILDING
EXISTING BRICK BUILDING
N01°28'34"W - 2010.63'
1957.47'
S88°31'26"W
691.67'
10
11
15
14
MAG NAIL
1/4 COR.
MAG NAIL

DESCRIPTION

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

30 0 30 60 FEET
Scale:1"=30'

HOLLY ENERGY PARTNERS

#2

WAX RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN THE NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_5

Black Oil Rail Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N88°31’26“E ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 329.04 FEET AND N01°28’34“W 2861.75 FEET FROM THE SOUTH QUARTER CORNER OF SAID SECTION; THEN N01°14’56“W 43.55 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N88°45’04“E PARALLEL TO EXISTING RAILROAD TRACKS A DISTANCE OF 284.00 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S01°14’56“E 43.55 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S88°45’04“W PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 284.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.28 ACRES MORE OR LESS.
As depicted in Drawing Number 3, shown on the next page.

Depiction

N88°45'04"E – 284.00'
RAILROAD TRACKS
RAILROAD TRACKS
BLACK OIL RAIL RACK
0.28 ACRES
N01°14'56"W
43.55'
43.55'
S01°14'56"E
S88°45'04"W – 284.00'
P.O.B.
N01°28'34"W – 2861.75'

DESCRIPTION

329.04'
2320.10'
N88°31'26"E
10 11
15 14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/25/09

GARY G. EIDSON OK P.S. No. 1430

GARY G. EIDSON 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP.6/30/11

30 0 30 60 FEET
Scale: 1" = 30'

HOLLY ENERGY PARTNERS		
#3 BLACK OIL RAIL RACK SURVEY OF A TRACT OF LAND SITUATED IN SW/4 NE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA		
Survey Date: 6/4/09	Sheet 1 of 1 Sheets	
W.O. Number: 09.11.0497	Drawn By: LA	
Date: 6/12/09	09110497_4	REV:6/24/09

Lube Oil Truck Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08“W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 1603.57 FEET AND N88°27’52“E 23.72 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°23’48“W 101.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N89°56’41“W 12.42 FEET A CORNER OF THIS TRACT; THEN N00°20’56“W 45.02 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°01’35“E 103.22 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°34’14“E 147.43 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°46’45“W 91.28 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.32 ACRES MORE OR LESS.
As shown in Drawing Number 4, shown on the next page.

Depiction

N89°01'35"E – 103.22'
N00°20'56"W – 45.02'
N89°56'41"W
12.42'
LUBE OIL TRUCK RACK
0.32 ACRES
N01°32'08"W
N00°23'48"W – 101.00'
S00°34'14"E – 147.43'
REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA
P.O.B.
S89°46'45"W – 91.28'
N88°27'52"E
23.72'
1603.57'
S88°31'26"W
2649.14'
10 11
15 14
MAG NAIL
"X" CHISLED IN CONC.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

DESCRIPTION

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

30 0 30 60 FEET
Scale: 1"=30'

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#4

LUBE OIL TRUCK RACK

SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_7

Extract Truck Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHEAST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 952.02 FEET AND N01°28’34“W 2606.48 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN S89°02’24“W 94.20 FEET TO THE SOUTHWEST CORNER OF THIS TRACT; THEN N00°57’36“W 29.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°02’24“E 94.20 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°57’36’’E 29.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.06 ACRES MORE OR LESS.
As depicted in Drawing Number 5, shown on the next page.

Depiction

N89°02'24"E – 94.20'
N00°57'36"W – 29.00'
S00°57'36"E – 29.00'
EXTRACT TRUCK RACK
0.06 ACRES
S89°02'24"W – 94.20'
P.O.B.
2606.48'
N01°28'34"W
1697.12'
S88°31'26"W
952.02'
10
11
15
14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

10 0 10 20 FEET
Scale:1"=10'

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

DESCRIPTION

HOLLY ENERGY PARTNERS

#5 **EXTRACT TRUCK RACK**

SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/18/09	09110497_12 REV:

Wax Truck Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHEAST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 665.37 FEET AND N01°28’34“W 2090.64 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN N89°53’03“W 29.16 FEET TO THE SOUTHWEST CORNER OF THIS TRACT; THEN N00°03’20“W 72.18 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN S89°53’03“E 29.16 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°03’20“E 72.18 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.05 ACRES MORE OR LESS.
As depicted in Drawing Number 7, shown on the next page.

Depiction

S89°53'03"E – 29.16'
N00°03'20"W – 72.18'
S00°03'20"E – 72.18'
WAX TRUCK RACK
0.05 ACRES
N89°53'03"W – 29.16'
P.O.B.
2090.64'
N01°28'34"W
1983.77'
S88°31'26"W
665.37'
1/4 COR.
MAG NAIL
10
11
15
14
"X" CHISLED
IN CONC.

DESCRIPTION

NOTE: 1. *BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.*

2. *NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST*

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

10 0 10 20 FEET
Scale: 1"=10'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#7

WAX TRUCK RACK

SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/12/09	09110497_3

Extract Rail Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT A CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 1017.18 FEET AND N01°28’34“W 2224.00 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN S89°04’59’’W 24.00 FEET TO A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1559.00 FEET, A CHORD BEARS S03°03’27“W A DISTANCE OF 204.55 FEET, THE ARC DISTANCE OF 204.70 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 487.37 FEET, A CHORD BEARS S16°50’55“W A DISTANCE OF 153.54 FEET, THE ARC DISTANCE OF 154.18 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 986.95 FEET, A CHORD BEARS S25°46’14“W A DISTANCE OF 84.85 FEET, THE ARC DISTANCE OF 84.88 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 187.24 FEET, A CHORD BEARS S28°58’59“W A DISTANCE OF 21.68 FEET, THE ARC DISTANCE OF 21.69 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 478.06 FEET, A CHORD BEARS S32°52’53“W A DISTANCE OF 44.90 FEET, THE ARC DISTANCE OF 44.92 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 287.83 FEET, A CHORD BEARS S20°42’10“W A DISTANCE OF 77.17 FEET, THE ARC DISTANCE OF 77.41 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1422.00 FEET, A CHORD BEARS S16°13’21“W A DISTANCE OF 77.13 FEET, THE ARC DISTANCE OF 77.14 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 726.13 FEET, A CHORD BEARS S07°59’58’’W A DISTANCE OF 87.96 FEET, THE ARC DISTANCE OF 88.02 FEET TO A POINT ON THIS TRACT; THEN N00°15’58“E 85.26 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1417.30 FEET, A CHORD BEARS N16°07’21“E A DISTANCE OF 81.92 FEET, THE ARC DISTANCE OF

81.92 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 298.83 FEET, A CHORD BEARS N23°43’15“E A DISTANCE OF 110.57 FEET, THE ARC DISTANCE OF 111.21 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 130.85 FEET, A CHORD BEARS N32°45’18“E A DISTANCE OF 30.02 FEET, THE ARC DISTANCE OF 30.08 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1064.97 FEET, A CHORD BEARS N25°48’28“E A DISTANCE OF 89.65 FEET, THE ARC DISTANCE OF 89.67 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 476.26 FEET, A CHORD BEARS N16°51’25“E A DISTANCE OF 150.20 FEET, THE ARC DISTANCE OF 150.83 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1548.20 FEET, A CHORD BEARS N01°04’11“E A DISTANCE OF 309.75 FEET, THE ARC DISTANCE OF 310.27 FEET TO A POINT ON THIS TRACT; THEN N05°51’48“E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 184.09 FEET TO A POINT ON THIS TRACT; THEN N84°08’12“E 21.00 FEET TO A POINT ON THIS TRACT; THEN S05°51’48“E PARALLEL TO SAID RAILROAD TRACKS, A DISTANCE OF 164.13 FEET TO A POINT ON THIS TRACT; THEN N84°08’12“E 14.29 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN SOUTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1583.07 FEET, A CHORD BEARS S03°03’49“E A DISTANCE OF 130.18 FEET, THE ARC DISTANCE OF 130.22 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.37 ACRES MORE OR LESS.
As depicted in Drawing Number 8, shown on the next page.

Depiction

N84°08'12"E
21.00'
N05°51'48"W
184.09'
S05°51'48"E
164.13'
N84°08'12"E
14.29'
EXTRACT RAIL RACK
0.37 ACRES
R=1583.07'
L=130.22'
CHD. BRG.=S03°03'49"E
CHD. DIST.=130.18'
R=1548.20'
L=310.27'
CHD. BRG.=N01°04'11"E
CHD. DIST.=309.75'
P.O.B.
S89°04'59"W
24.00'
R=1559.00'
L=204.70'
CHD. BRG.=S03°03'27"W
CHD. DIST.=204.55'
R=476.26'
L=150.83'
CHD. BRG.=N16°51'25"E
CHD. DIST.=150.20'
R=487.37'
L=154.18'
CHD. BRG.=S16°50'55"W
CHD. DIST.=153.54'
R=1064.97'
L=89.67'
CHD. BRG.=N25°48'28"E
CHD. DIST.=89.65'
R=130.85'
L=30.08'
CHD. BRG.=N32°45'18"E
CHD. DIST.=30.02'
R=986.95'
L=84.88'
CHD. BRG.=S25°46'14"W
CHD. DIST.=84.85'
R=187.24'
L=21.69'
CHD. BRG.=S28°58'59"W
CHD. DIST.=21.68'
R=298.83'
L=111.21'
CHD. BRG.=N23°43'15"E
CHD. DIST.=110.57'
R=478.06'
L=44.92'
CHD. BRG.=S32°52'53"W
CHD. DIST.=44.90'
R=1417.30'
L=81.92'
CHD. BRG.=N16°07'21"E
CHD. DIST.=81.92'
R=287.83'
L=77.41'
CHD. BRG.=S20°42'10"W
CHD. DIST.=77.17'
R=1422.00'
L=77.14'
CHD. BRG.=S16°13'21"W
CHD. DIST.=77.13'
N00°15'58"E
85.26'
R=726.13'
L=88.02'
CHD. BRG.=S07°59'58"W
CHD. DIST.=87.96'
2224.00'
N01°28'34"W

NOTE:

1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

1631.98'
1017.18'
S88°31'26"W
10
11
15
14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.
100
0
100
200 FEET
Scale: 1"=100'

DESCRIPTION

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

REGISTERED PROFESSIONAL LAND SURVEYOR — GARY G. EIDSON — 1430 — OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3841S
EXP.6/30/11

HOLLY ENERGY PARTNERS			
#8 EXTRACT RAIL RACK — SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA			
Survey Date: 6/4/09		Sheet 1 of 1 Sheets	
W.O. Number: 09.11.0497		Drawn By: LA	
Date: 6/15/09		09110497_6	Rev: 6/19/09

Bright Stock Rail Rack, Diesel Rail Rack, L70 Rail Rack (1 of 2)
Legal Description
     A TRACT OF LAND SITUATED IN THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, I.B.M., TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT. A POINT ON A CURVE TO THE RIGHT, WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 983.65 FEET AND N01°28’34“W 383.08 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 598.23 FEET, A CHORD BEARS N50°45’44“W A DISTANCE OF 227.30 FEET, THE ARC DISTANCE OF 228.69 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 363.91 FEET, A CHORD BEARS N34°33’13“W A DISTANCE OF 100.86 FEET, THE ARC DISTANCE OF 101.18 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 655.33 FEET, A CHORD BEARS N24°09’54“W A DISTANCE OF 118.72 FEET, THE ARC DISTANCE OF 118.88 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1212.40 FEET, A CHORD BEARS N20°53’35“W A DISTANCE OF 79.80 FEET, THE ARC DISTANCE OF 79.80 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N78°02’59“E 18.48 FEET TO THE NORTHEAST CORNER OF THIS TRACT AND TO A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 547.33 FEET, A CHORD BEARS S12°34’20“E A DISTANCE OF 15.77 FEET, THE ARC DISTANCE OF 15.77 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 597.85 FEET, A CHORD BEARS S16°16’30“E A DISTANCE OF 61.72 FEET, THE ARC DISTANCE OF 61.75 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 611.68 FEET, A CHORD BEARS S24°09’59“E A DISTANCE OF 117.15 FEET, THE ARC DISTANCE OF 117.33 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 353.22 FEET, A CHORD BEARS S34°33’09“E A DISTANCE OF 98.33 FEET, THE ARC DISTANCE OF 98.65 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 587.23 FEET, A CHORD BEARS S50°49’03“E A DISTANCE OF 224.74 FEET, THE ARC DISTANCE OF 226.14 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S35°29’00“W 11.09 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.14 ACRES MORE OR LESS.
As depicted in Drawing Number 9, 10, 11 (09110497_10), shown on the next page.

Depiction

N78°02'59"E
18.48'
R=547.33'
L=15.77'
CHD. BRG.=S12°34'20"E
CH. DIST.=15.77'
R=1212.40'
L=79.80'
CHD. BRG.=N20°53'35"W
CH. DIST.=79.80'
R=597.85'
L=61.75'
CHD. BRG.=S16°16'30"E
CH. DIST.=61.72'
R=611.68'
L=117.33'
CHD. BRG.=S24°09'59"E
CH. DIST.=117.15'
R=655.33'
L=118.88'
CHD. BRG.=N24°09'54"W
CH. DIST.=118.72'
RAILROAD TRACKS
0.14 ACRES
R=363.91'
L=101.18'
CHD. BRG.=N34°33'13"W
CH. DIST.=100.86'
R=353.22'
L=98.65'
CHD. BRG.=S34°33'09"E
CH. DIST.=98.33'
R=587.23'
L=226.14'
CHD. BRG.=S50°49'03"E
CH. DIST.=224.74'
R=598.23'
L=228.69'
CHD. BRG.=N50°45'44"W
CH. DIST.=227.30'
P.O.B.
S35°29'00"W
11.09'
383.08'
N01°28'34"W
1665.49'
S88°31'26"W
983.65'
10 11
15 14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.

DESCRIPTION

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

NOTE: 1. *BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.*

2. *NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST*

50 0 50 100 FEET
Scale: 1"=50'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP: 6/30/11

HOLLY ENERGY PARTNERS

SURVEY OF A TRACT OF LAND SITUATED IN SE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_10

Also see 09110497_11

Bright Stock Rail Rack, Diesel Rail Rack, L70 Rail Rack (2 of 2)
Legal Description
     A TRACT OF LAND SITUATED IN THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH; RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT A POINT ON A CURVE TO THE RIGHT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 1285.28 FEET AND N01°28’34“W 800.28 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1214.33 FEET, A CHORD BEARS N15°28’53“W A DISTANCE OF 148.86 FEET, THE ARC DISTANCE OF 148.96 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1785.21 FEET, A CHORD BEARS N07°32’23“W A DISTANCE OF 330.39 FEET, THE ARC DISTANCE OF 330.86 FEET TO A POINT ON THIS TRACT; THEN N00°59’51“W 626.16 FEET TO THE MOST WESTERLY NORTHWEST CORNER OF THIS TRACT; THEN N89°00’09“E 19.89 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N00°24’17“W 241.44 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN S89°44’02“E 97.80 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°15’58“W 683.71 FEET TO A CORNER ON THIS TRACT; THEN S01°26’41“E 301.77 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1058.04 FEET, A CHORD BEARS S02°25’02“W A DISTANCE OF 146.28 FEET, AN ARC DISTANCE OF 146.40 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 460.82 FEET, A CHORD BEARS S02°40’21“W A DISTANCE OF 146.79 FEET, THE ARC DISTANCE OF 147.42 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 545.40 FEET, A CHORD BEARS S08°47’27“E A DISTANCE OF 56.24 FEET, THE ARC DISTANCE OF 56.26 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S78°02’59“W 22.50 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.89 ACRES MORE OR LESS.
As depicted in Drawing Number 9, 10, 11 (09110497_11), shown on the next page.

Depiction

S89°44'02"E
97.80'
N00°24'17"W – 241.44'
N89°00'09"E
19.89'
S00°15'58"W – 683.71'
N00°59'51"W – 626.16'
RAILROAD TRACKS
2.89 ACRES
S01°26'41"E – 301.77'
R=1785.21'
L=330.86'
CHD. BRG.=N07°32'23"W
CH. DIST.=330.39'
R=1058.04'
L=146.40'
CHD. BRG.=S02°25'02"W
CH. DIST.=146.28'
R=460.82'
L=147.42'
CHD. BRG.=S02°40'21"W
CH. DIST.=146.79'
R=1214.33'
L=148.96'
CHD. BRG.=N15°28'53"W
CH. DIST.=148.86'
R=545.40'
L=56.26'
CHD. BRG.=S08°47'27"E
CH. DIST.=56.24'
S78°02'59"W
22.50'
N01°28'34"W
800.28'
1/4 COR.
MAG NAIL
1363.86'
1285.28'
S88°31'26"W
10 | 11
15 | 14
"X" CHISLED IN CONC.

DESCRIPTION

NOTE: 1. *BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.*

2. *NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST*

100 0 100 200 FEET
Scale: 1"=100'

REGISTERED PROFESSIONAL LAND SURVEYOR — GARY G. EIDSON — 1430 — OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3845
EXP: 6/30/11

HOLLY ENERGY PARTNERS

SURVEY OF A TRACT OF LAND SITUATED IN SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_11

Also See 09110497_10

SW MEK Tank 702 Truck Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08“W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 2258.99 FEET AND N88°27’52“E 306.37 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°05’13“W 80.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°54’47“E 22.00 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°05’13“E 80.00 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°54’47“W 22.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.04 ACRES MORE OR LESS.
As depicted in Drawing Number 13, shown on the next page.

Depiction

DESCRIPTION

N89°54'47"E – 22.00'
SW MEK TANK 702
TRUCK RACK
0.04 ACRES
N00°05'13"W – 80.00'
S00°05'13"E – 80.00'
P.O.B.
S89°54'47"W – 22.00'
N88°27'52"E
306.37'
N01°32'08"W
2258.99'
10 11
15 14
"X" CHISLED IN CONC.
S88°31'26"W
2649.14'
MAG NAIL

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

10 0 10 20 FEET
Scale: 1"=10'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

GARY G. EIDSON
6/25/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#13

SW MEK TANK 702 TRUCK RACK
SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_B REV:6/24/09

EXHIBIT B
REFINERY SITE
Tract A
The Southeast Quarter of the Southwest Quarter (SE/4 SW/4) lying North of the North line of the A. V. & W. Railway Railroad Right-of-Way and Government Lots Four (4), Five (5), Six (6) and Seven (7), Section Nine (9), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
Tract B
The West Half (W/2) of the Southeast Quarter (SE/4) lying North of the Right-of-Way of the St. Louis and San Francisco Railroad, Section Nine (9), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
Tract C
The East Half (E/2) of the Southeast Quarter (SE/4) lying North of the Right-of-Way of the St. Louis and San Francisco Railroad, Section Nine (9), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
TRACT D INTENTIONALLY OMITTED.
Tract E
Government Lots One (1) and Two (2), Section Ten (10), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
Tract F
Government Lot Three (3) and the Southeast Quarter of the Northwest Quarter (SE/4 NW/4) of Section Ten (10), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
Tract G
The North Half (N/2) of the Southwest Quarter (SW/4) of Section Ten (10), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.

Tract H
All that part of the Southwest Quarter of the Southwest Quarter (SW/4 SW/4) of Section Ten (10), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, lying North of the Northerly line of the St. Louis and San Francisco Railroad Right-of-Way, LESS the following described tract, to-wit:
BEGINNING at a point of intersection of the West line of said Section 10 with the North line of the St. Louis and San Francisco Railroad Right-of-Way; thence in a Easterly direction along the North line of said Railroad Right-of-Way, a distance of 522.3 feet to a point; thence in a Northerly direction parallel with the West line of said Section 10, a distance of 427 feet; thence in a Westerly direction parallel with the South line of said Section 10, a distance of 522 feet to a point on the West line of said Section 10; thence in a Southerly direction, along the West line of said Section 10, a distance of 407.8 feet to the Point of Beginning.
Tract I
All of the Southeast Quarter of the Southwest Quarter (SE/4 SW/4) of Section Ten (10), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
Tract J
The Southwest Quarter (SW/4) of the Northeast Quarter (NE/4) and Government Lot 4 of Section Ten (10), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
Tract K
The North Half (N/2) of the Southeast Quarter (SE/4) and that part of the Southeast Quarter of the Southeast Quarter (SE/4 SE/4) lying North of the Arkansas Valley and Western Railroad, right-of-way Section Ten (10), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
Tract L
The Southwest Quarter of the Southeast Quarter (SW/4 SE/4) of Section Ten (10), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof.
Tract M
Two (2) tracts of land in the West Half (W/2) of Section Eleven (11), Township Nineteen (19) North, Range Twelve (12) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof, being more particularly described as follows, to-wit:

BEGINNING at a point on the South line of the 17th Street, in the City of Tulsa, Oklahoma, said point being 1096.79 feet North of the Northerly Right-of-Way line of the Perry Sub-Main track and 25 feet East of the West line said Section 11; thence East along the South line of said West 17th Street, a distance of 711.26 feet to the West Right-of-Way line of the St. Louis-San Francisco Railway Co.; thence Southwesterly on said Right-of-Way line at a bearing of the South 9°54’22” West, a distance of 622.19 feet, to its junction with the Northerly Right-of-Way line said Perry Sub-Main track; thence South 26°28’54” West a distance of 0.00 feet; thence continuing Southwesterly along the Northerly Right-of-Way line said Perry Sub-Main track on a curve to the right having a radius of 894.88 feet, a distance of 793.28 feet to a point; said point being 372.64 feet North and 25 feet East of the Southwest comer of Section 11; thence North along the East line of the South Union Avenue in the City of Tulsa, Oklahoma, bearing North 0°01’00” West a distance of 1096.79 feet to the Point of Beginning.
AND
BEGINNING at a point at the junction of the North line of West 17th Street in the City of Tulsa, State of Oklahoma, and the West line of said Section 11, said point being 1539.39 feet North of the Southwest corner of said Section 11; thence North along the West line of said Section 11 a distance of 2004.61 feet to the Meander corner of Section 10 and 11, Township 19 North, Range 12 East; thence Southeasterly along the U.S. Government Meander Line of the Arkansas River, at a bearing of South 80°00’00” East a distance of 693.00 feet to a point; thence South 57°00’00” East a distance of 667.29 feet to the intersection of said Meander line with the West Right-of-Way line of the St. Louis-San Francisco Railway Co.; thence Southwesterly along said Railroad Right-of-Way line on a bearing of South 27°39’12” West a distance of 254.99 feet; thence continuing along said West Railroad Right-of-Way line on a curve to the left having a radius of 3038.39 feet a distance of 941.13 feet; thence South 9°54’22” West along said West Railroad Right-of-Way line a distance of 424.38 feet to a point of junction with the North line of said West 17th Street; thence Westerly along the North line of said West 17th Street on a bearing of North 89°11’33” West a distance of 748.48 feet to the Point of Beginning.

EXHIBIT B
Form of Bill of Sale

B-1

BILL OF SALE AND ASSIGNMENT

STATE OF OKLAHOMA	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TULSA	§
     THAT Holly Refining & Marketing — Tulsa LLC, a Delaware limited liability company (“Grantor”), in consideration of the deliveries by the various parties to the Purchase Agreement (as hereinafter defined) as provided for therein, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, convey, transfer, assign and deliver unto HEP Tulsa LLC, a Delaware limited liability company (“Grantee”), pursuant to that certain Asset Purchase Agreement, dated as of August 1, 2009 (the “Purchase Agreement”), by and between the Grantor and the Grantee, all of its right, title and interest in and to those certain truck and rail loading/unloading equipment located at the Tulsa Refinery (the “Transferred Assets”), more particularly described in Exhibit A attached hereto and incorporated herein by reference and situated on the real property described on Exhibit B attached hereto and incorporated herein by reference. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Purchase Agreement.
     This Bill of Sale and Assignment shall be subject to the terms and conditions set forth in the Purchase Agreement, the Ancillary Documents and the Omnibus Agreement and nothing contained in this Bill of Sale and Assignment shall be construed to limit, terminate or expand the representations, warranties and covenants set forth in the Purchase Agreement, the Ancillary Documents and the Omnibus Agreement.
     Nothing in this Bill of Sale and Assignment, express or implied, is intended or shall be construed to confer upon, or to give to, any person, firm, corporation or other entity other than the Grantor, the Grantee, and their respective successors and assigns, any right or remedy under or by reason of this Bill of Sale and Assignment or any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained in this Bill of Sale and Assignment shall be for the sole and exclusive benefit of the Grantor, the Grantee and their respective successors and assigns.
     Except to the extent that the laws of the State of Oklahoma mandatorily apply to transfers of assets located in such state, the terms and conditions of this Bill of Sale and Assignment shall be governed and construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions.
[SIGNATURE PAGE FOLLOWS]
Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC
Bill Of Sale And Assignment

     IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale and Assignment as of this 1st day of August, 2009.

HOLLY REFINING & MARKETING — TULSA LLC
By:
David L. Lamp
President

Holly Refining & Marketing — Tulsa LLC
HEP Tulsa LLC
Signature Page to Bill Of Sale And Assignment

EXHIBIT A
Transferred Assets
#1. Lube Oil Rail Rack — A covered finished lube oil rail car loading rack consisting of 10 rail spots, 12 loading arms, two loading lines, a gear oil line, steam, air and water lines. There are rail tracks located on both the north and south sides of this loading rack. The rack is used to load multiple finished lube oil products. The rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma.
#2. Wax Rail Car Rack — An uncovered wax loading rack consisting of four rail spots. The rack is served by two tracks. The rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma.
#3. Black Oil Rail Rack — An uncovered black oil rail car loading rack consisting of four rail loading arms and a total of seven car loading capabilities. There are two tracks at this rack which serve both the north and south sides of this rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma.
#4. Lube Oil Truck Rack — A covered four bay lube oil loading rack. There are eight loading spots and the capability to load two trucks at one time. There are scales on each bay, however, the scale on bay two and four are not functional at this time. This rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma.
#5. Extract Truck Rack — A covered single bay truck rack for loading finished extract products. There is a scale at this loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M. Tulsa County, Oklahoma.
[NOTE: There is No #6.]
#7. Wax Truck Rack — A covered single bay truck rack for loading finish waxes. There is a scale at this loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma.
#8. Extract Rail Rack — An uncovered four spot finished extract loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma.
#9. Bright Stock Rail Rack — An uncovered bright stock rail car loading rack consisting of eight rail spots and dual tracks with four loading arms.
#10. Diesel Rail Car Loading Rack — An uncovered diesel rail car loading rack with the capability of loading seven cars through the four rail loading arms. This rack has dual tracks.
#11. L-70 Rail Rack — An uncovered rail car loading rack consisting of three rail spots. This rack has dual tracks.
EXHIBIT A-1

#12. Soft Wax MEK Truck Rack — An uncovered truck loading rack with a single spot. There is no scale at this location. This rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma.
EXHIBIT A-2

EXHIBIT B
Location of Transferred Assets
Lube Oil Rail Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08“W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 1893.74 FEET AND N88°27’52“E 261.85 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°19’08“W 52.91 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°40’52“E 15.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N00°19’08“W 6.00 FEET TO A CORNER OF THIS TRACT; THEN N89°40’52“E 9.0 FEET TO A CORNER OF THIS TRACT; THEN S00°19’08“E 6.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N89°40’52’’E PARALLEL TO EXISTING RAIL ROAD TRACKS A DISTANCE OF 339.08 FEET TO A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 356.35 FEET, A CHORD BEARS N69°07’44’’E A DISTANCE OF 215.13 FEET, THE ARC DISTANCE OF 218.54 TO A CORNER ON THIS TRACT; THEN N44°39’23“E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 15.49 FEET; THEN S44°34’23’’E 13.00 FEET TO THE MOST EASTERLY CORNER OF THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 534.24 FEET, A CHORD BEARS S51°56’12“W A DISTANCE OF 148.75 FEET, THE ARC DISTANCE OF 149.23 FEET TO A CORNER ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 377.33 FEET, A CHORD BEARS S75°25’55“W A DISTANCE OF 158.55 FEET, THE ARC DISTANCE OF 159.74 FEET TO A CORNER ON THIS TRACT; THEN S89°40’52“W PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 313.24 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.60 ACRES MORE OR LESS.
As depicted in Drawing Number 1, shown on the next page.
EXHIBIT B-1

Depiction
EXHIBIT B-2

Wax Rail Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 691.7 FEET AND N01°28’34“W 2010.63 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN N00°59’54“W 34.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°00’06“E PARALLEL TO EXISTING RAILROAD TRACKS A DISTANCE OF 294.40 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°59’54“E 34.00 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°00’06“W PARALLEL TO SAID RAILROAD TRACKS AT 137.40 FEET AN EXISTING BUILDING CORNER, IN ALL 294.40 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.23 ACRES MORE OR LESS.
As depicted in Drawing Number 2, shown on the next page.
EXHIBIT B-3

Depiction

N89°00'06"E – 294.40'
RAILROAD TRACKS
WAX RAIL RACK
0.23 ACRES
N00°59'54"W
34.00'
34.00'
S00°59'54"E
S89°00'06"W – 294.40'
P.O.B.
157.00'
137.40'
EXISTING BUILDING
EXISTING BRICK BUILDING
N01°28'34"W – 2010.63'

DESCRIPTION

1957.47'
691.67'
S88°31'26"W
10 11
15 14
MAG NAIL
1/4 COR.
MAG NAIL

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

30 0 30 60 FEET
Scale:1"=30'

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#2

WAX RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN THE NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_5

EXHIBIT B-4

Black Oil Rail Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N88°31’26“E ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 329.04 FEET AND N01°28’34“W 2861.75 FEET FROM THE SOUTH QUARTER CORNER OF SAID SECTION; THEN N01°14’56“W 43.55 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N88°45’04“E PARALLEL TO EXISTING RAILROAD TRACKS A DISTANCE OF 284.00 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S01°14’56“E 43.55 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S88°45’04“W PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 284.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.28 ACRES MORE OR LESS.
As depicted in Drawing Number 3, shown on the next page.
EXHIBIT B-5

Depiction
EXHIBIT B-6

Lube Oil Truck Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08“W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 1603.57 FEET AND N88°27’52“E 23.72 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°23’48“W 101.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N89°56’41“W 12.42 FEET A CORNER OF THIS TRACT; THEN N00°20’56“W 45.02 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°01’35“E 103.22 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°34’14“E 147.43 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°46’45“W 91.28 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.32 ACRES MORE OR LESS.
As shown in Drawing Number 4, shown on the next page.
EXHIBIT B-7

Depiction
EXHIBIT B-8

Extract Truck Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHEAST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 952.02 FEET AND N01°28’34“W 2606.48 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN S89°02’24“W 94.20 FEET TO THE SOUTHWEST CORNER OF THIS TRACT; THEN N00°57’36“W 29.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°02’24“E 94.20 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°57’36’’E 29.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.06 ACRES MORE OR LESS.
     As depicted in Drawing Number 5, shown on the next page.
EXHIBIT B-9

Depiction

EXHIBIT B-10

Wax Truck Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHEAST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 665.37 FEET AND N01°28’34“W 2090.64 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN N89°53’03“W 29.16 FEET TO THE SOUTHWEST CORNER OF THIS TRACT; THEN N00°03’20“W 72.18 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN S89°53’03“E 29.16 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°03’20“E 72.18 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.05 ACRES MORE OR LESS.
As depicted in Drawing Number 7, shown on the next page.

EXHIBIT B-11

Depiction

EXHIBIT B-12

Extract Rail Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT A CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 1017.18 FEET AND N01°28’34“W 2224.00 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN S89°04’59’’W 24.00 FEET TO A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1559.00 FEET, A CHORD BEARS S03°03’27“W A DISTANCE OF 204.55 FEET, THE ARC DISTANCE OF 204.70 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 487.37 FEET, A CHORD BEARS S16°50’55“W A DISTANCE OF 153.54 FEET, THE ARC DISTANCE OF 154.18 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 986.95 FEET, A CHORD BEARS S25°46’14“W A DISTANCE OF 84.85 FEET, THE ARC DISTANCE OF 84.88 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 187.24 FEET, A CHORD BEARS S28°58’59“W A DISTANCE OF 21.68 FEET, THE ARC DISTANCE OF 21.69 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 478.06 FEET, A CHORD BEARS S32°52’53“W A DISTANCE OF 44.90 FEET, THE ARC DISTANCE OF 44.92 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 287.83 FEET, A CHORD BEARS S20°42’10“W A DISTANCE OF 77.17 FEET, THE ARC DISTANCE OF 77.41 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1422.00 FEET, A CHORD BEARS S16°13’21“W A DISTANCE OF 77.13 FEET, THE ARC DISTANCE OF 77.14 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 726.13 FEET, A CHORD BEARS S07°59’58’’W A DISTANCE OF 87.96 FEET, THE ARC DISTANCE OF 88.02 FEET TO A POINT ON THIS TRACT; THEN N00°15’58“E 85.26 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1417.30 FEET, A CHORD BEARS N16°07’21“E A DISTANCE OF 81.92 FEET, THE ARC DISTANCE OF

EXHIBIT B-13

81.92 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 298.83 FEET, A CHORD BEARS N23°43’15“E A DISTANCE OF 110.57 FEET, THE ARC DISTANCE OF 111.21 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 130.85 FEET, A CHORD BEARS N32°45’18“E A DISTANCE OF 30.02 FEET, THE ARC DISTANCE OF 30.08 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1064.97 FEET, A CHORD BEARS N25°48’28“E A DISTANCE OF 89.65 FEET, THE ARC DISTANCE OF 89.67 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 476.26 FEET, A CHORD BEARS N16°51’25“E A DISTANCE OF 150.20 FEET, THE ARC DISTANCE OF 150.83 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1548.20 FEET, A CHORD BEARS N01°04’11“E A DISTANCE OF 309.75 FEET, THE ARC DISTANCE OF 310.27 FEET TO A POINT ON THIS TRACT; THEN N05°51’48“E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 184.09 FEET TO A POINT ON THIS TRACT; THEN N84°08’12“E 21.00 FEET TO A POINT ON THIS TRACT; THEN S05°51’48“E PARALLEL TO SAID RAILROAD TRACKS, A DISTANCE OF 164.13 FEET TO A POINT ON THIS TRACT; THEN N84°08’12“E 14.29 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN SOUTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1583.07 FEET, A CHORD BEARS S03°03’49“E A DISTANCE OF 130.18 FEET, THE ARC DISTANCE OF 130.22 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.37 ACRES MORE OR LESS.
As depicted in Drawing Number 8, shown on the next page.

EXHIBIT B-14

Depiction

EXHIBIT B-15

Bright Stock Rail Rack, Diesel Rail Rack, L70 Rail Rack (1 of 2)
Legal Description
     A TRACT OF LAND SITUATED IN THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, I.B.M., TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT. A POINT ON A CURVE TO THE RIGHT, WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 983.65 FEET AND N01°28’34“W 383.08 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 598.23 FEET, A CHORD BEARS N50°45’44“W A DISTANCE OF 227.30 FEET, THE ARC DISTANCE OF 228.69 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 363.91 FEET, A CHORD BEARS N34°33’13“W A DISTANCE OF 100.86 FEET, THE ARC DISTANCE OF 101.18 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 655.33 FEET, A CHORD BEARS N24°09’54“W A DISTANCE OF 118.72 FEET, THE ARC DISTANCE OF 118.88 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1212.40 FEET, A CHORD BEARS N20°53’35“W A DISTANCE OF 79.80 FEET, THE ARC DISTANCE OF 79.80 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N78°02’59“E 18.48 FEET TO THE NORTHEAST CORNER OF THIS TRACT AND TO A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 547.33 FEET, A CHORD BEARS S12°34’20“E A DISTANCE OF 15.77 FEET, THE ARC DISTANCE OF 15.77 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 597.85 FEET, A CHORD BEARS S16°16’30“E A DISTANCE OF 61.72 FEET, THE ARC DISTANCE OF 61.75 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 611.68 FEET, A CHORD BEARS S24°09’59“E A DISTANCE OF 117.15 FEET, THE ARC DISTANCE OF 117.33 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 353.22 FEET, A CHORD BEARS S34°33’09“E A DISTANCE OF 98.33 FEET, THE ARC DISTANCE OF 98.65 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 587.23 FEET, A CHORD BEARS S50°49’03“E A DISTANCE OF 224.74 FEET, THE ARC DISTANCE OF 226.14 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S35°29’00“W 11.09 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.14 ACRES MORE OR LESS.
As depicted in Drawing Number 9, 10, 11 (09110497_10), shown on the next page.

EXHIBIT B-16

Depiction

EXHIBIT B-17

Bright Stock Rail Rack, Diesel Rail Rack, L70 Rail Rack (2 of 2)
Legal Description
     A TRACT OF LAND SITUATED IN THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH; RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT A POINT ON A CURVE TO THE RIGHT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 1285.28 FEET AND N01°28’34“W 800.28 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1214.33 FEET, A CHORD BEARS N15°28’53“W A DISTANCE OF 148.86 FEET, THE ARC DISTANCE OF 148.96 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1785.21 FEET, A CHORD BEARS N07°32’23“W A DISTANCE OF 330.39 FEET, THE ARC DISTANCE OF 330.86 FEET TO A POINT ON THIS TRACT; THEN N00°59’51“W 626.16 FEET TO THE MOST WESTERLY NORTHWEST CORNER OF THIS TRACT; THEN N89°00’09“E 19.89 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N00°24’17“W 241.44 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN S89°44’02“E 97.80 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°15’58“W 683.71 FEET TO A CORNER ON THIS TRACT; THEN S01°26’41“E 301.77 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1058.04 FEET, A CHORD BEARS S02°25’02“W A DISTANCE OF 146.28 FEET, AN ARC DISTANCE OF 146.40 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 460.82 FEET, A CHORD BEARS S02°40’21“W A DISTANCE OF 146.79 FEET, THE ARC DISTANCE OF 147.42 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 545.40 FEET, A CHORD BEARS S08°47’27“E A DISTANCE OF 56.24 FEET, THE ARC DISTANCE OF 56.26 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S78°02’59“W 22.50 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.89 ACRES MORE OR LESS.
As depicted in Drawing Number 9, 10, 11 (09110497_11), shown on the next page.

EXHIBIT B-18

Depiction

EXHIBIT B-19

SW MEK Tank 702 Truck Rack
Legal Description
     A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
     BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08“W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 2258.99 FEET AND N88°27’52“E 306.37 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°05’13“W 80.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°54’47“E 22.00 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°05’13“E 80.00 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°54’47“W 22.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.04 ACRES MORE OR LESS.
As depicted in Drawing Number 13, shown on the next page.

EXHIBIT B-20

Depiction

EXHIBIT B-21

EXHIBIT C
Form of Tulsa Equipment and Throughput Agreement
(Incorporated by reference to Exhibit 10.3 of Holly Energy Partners, L.P.’s Current Report on
Form 8-K filed with the Securities and Exchange Commission on August 6, 2009.)

C-1

EXHIBIT D
Form of Restated Omnibus Agreement
(Incorporated by reference to Exhibit 10.2 of Holly Energy Partners, L.P.’s Current Report on
Form 8-K filed with the Securities and Exchange Commission on August 6, 2009.)

D-1

EXHIBIT E
Form of Purchase Option Agreement
(Incorporated by reference to Exhibit 10.4 of Holly Energy Partners, L.P.’s Current Report on
Form 8-K filed with the Securities and Exchange Commission on August 6, 2009.)

E-1

SCHEDULE 1.1
Transferred Assets
The following descriptions are of the above ground loading equipment located at the Tulsa Refinery that are being transferred to the Buyer. The drawings attached to this Schedule 1.1 show the detail of the rail track footage to be purchased by the Buyer. All other above ground piping and improvements located on these drawings will be purchased by the Buyer.
#1. Lube Oil Rail Rack — A covered finished lube oil rail car loading rack consisting of 10 rail spots, 12 loading arms, two loading lines, a gear oil line, steam, air and water lines. There are rail tracks located on both the north and south sides of this loading rack. The rack is used to load multiple finished lube oil products. The rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 1 for more detail.
#2. Wax Rail Car Rack — An uncovered wax loading rack consisting of four rail spots. The rack is served by two tracks. The rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 2 for more detail.
#3. Black Oil Rail Rack — An uncovered black oil rail car loading rack consisting of four rail loading arms and a total of seven car loading capabilities. There are two tracks at this rack which serve both the north and south sides of this rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 3 for more detail.
#4. Lube Oil Truck Rack — A covered four bay lube oil loading rack. There are eight loading spots and the capability to load two trucks at one time. There are scales on each bay, however, the scale on bay two and four are not functional at this time. This rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 4 for more detail.
#5. Extract Truck Rack — A covered single bay truck rack for loading finished extract products. There is a scale at this loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M. Tulsa County, Oklahoma. See Drawing Number 5 for more detail.
#6. [Intentionally omitted]
#7. Wax Truck Rack — A covered single bay truck rack for loading finish waxes. There is a scale at this loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 7 for more detail.
#8. Extract Rail Rack — An uncovered four spot finished extract loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 8 for more detail.

Schedule 1.1 - 1

#9. Bright Stock Rail Rack — An uncovered bright stock rail car loading rack consisting of eight rail spots and dual tracks with four loading arms.
#10. Diesel Rail Car Loading Rack — An uncovered diesel rail car loading rack with the capability of loading seven cars through the four rail loading arms. This rack has dual tracks.
#11. L-70 Rail Rack — An uncovered rail car loading rack consisting of three rail spots. This rack has dual tracks.
Racks 9, 10, and 11 are contiguous racks served by dual tracks located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawings Numbered 9, 10 and 11 for more detail.
#12. [Intentionally omitted]
#13. Soft Wax MEK Truck Rack — An uncovered truck loading rack with a single spot. There is no scale at this location. This rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 13 for more detail.
The Parties agree that the Transferred Assets do not include the following loading racks located at the Tulsa Refinery (which loading racks are owned by Seller or its affiliates):
•	The Gasoline/Diesel Fuel/Jet Fuel truck loading rack

•	The Asphalt Resid rail car loading rack and the Asphalt Resid truck loading dock

Schedule 1.1 - 2

Drawing Number 1

Schedule 1.1 - 3

Drawing Number 2

Schedule 1.1 - 4

Drawing Number 3

Schedule 1.1 - 5

Drawing Number 4

Schedule 1.1 - 6

Drawing Number 5

Schedule 1.1 - 7

Drawing Number 7

Schedule 1.1 - 8

Drawing Number 8

Schedule 1.1 - 9

Drawing Number 9, 10 and 11

TULSA COUNTY, OKLAHOMA

N78°02'59"E
18.48'
R=547.33'
L=15.77'
CHD. BRG.=S12°34'20"E
CH. DIST.=15.77'
R=597.85'
L=61.75'
CHD. BRG.=S16°16'30"E
CH. DIST.=61.72'
R=1212.40'
L=79.80'
CHD. BRG.=N20°53'35"W
CH. DIST.=79.80'
R=611.68'
L=117.33'
CHD. BRG.=S24°09'59"E
CH. DIST.=117.15'
R=655.33'
L=118.88'
CHD. BRG.=N24°09'54"W
CH. DIST.=118.72'
RAILROAD TRACKS
0.14 ACRES
R=363.91'
L=101.18'
CHD. BRG.=N34°33'13"W
CH. DIST.=100.86'
R=353.22'
L=98.65'
CHD. BRG.=S34°33'09"E
CH. DIST.=98.33'
REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA
R=587.23'
L=226.14'
CHD. BRG.=S50°49'03"E
CH. DIST.=224.74'
R=598.23'
L=228.69'
CHD. BRG.=N50°45'44"W
CH. DIST.=227.30'
P.O.B.
S35°29'00"W
11.09'
383.08'
N01°28'34"W
1665.49'
S88°31'26"W
983.65'
10 11
15 14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.
50 0 50 100 FEET
Scale: 1"=50'

DESCRIPTION

NOTE:
1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

SURVEY OF A TRACT OF LAND SITUATED IN SE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_10

Also see 09110497-11

Schedule 1.1 - 10

Drawing Number 9, 10 and 11 (continued)

S89°44'02"E
97.80'
N00°24'17"W - 241.44'
N89°00'09"E
19.89'
S00°15'58"W - 683.71'
N00°59'51"W - 626.16'
RAILROAD TRACKS
2.89 ACRES
S01°26'41"E - 301.77'
R=1785.21'
L=330.86'
CHD. BRG.=N07°32'23"W
CH. DIST.=330.39'
R=1058.04'
L=146.40'
CHD. BRG.=S02°25'02"W
CH. DIST.=146.28'
R=460.82'
L=147.42'
CHD. BRG.=S02°40'21"W
CH. DIST.=146.79'
R=1214.33'
L=148.96'
CHD. BRG.=N15°28'53"W
CH. DIST.=148.86'
R=545.40'
L=56.28'
CHD. BRG.=S08°47'27"E
CH. DIST.=56.24'
S78°02'59"W
22.50'
N01°28'34"W
800.28'
1/4 COR.
MAG NAIL
1363.86'
1285.28'
S88°31'26"W
10
11
15
14
"X" CHISLED
IN CONC.

DESCRIPTION

NOTE:
1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

100 0 100 200 FEET
Scale: 1"=100'

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP: 6/30/11

HOLLY ENERGY PARTNERS

SURVEY OF A TRACT OF LAND SITUATED IN SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_11

Also See 09110497_10

Schedule 1.1 - 11

Drawing Number 13

Schedule 1.1 - 12